Exhibit 32
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    Certification of Periodic Financial Report by the Chief Executive Officer
              and Chief Financial Officer Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002

     Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the Chairman and Chief Executive Officer and the Vice President and Chief Financial Officer of Johnson Outdoors Inc., a Wisconsin corporation (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 27, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signatures Dated: August 11, 2003




/s/ Helen P. Johnson-Leipold
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Helen P. Johnson-Leipold
Chairman and Chief Executive Officer




/s/ Paul A. Lehmann
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Paul A. Lehmann
Vice President and Chief Financial Officer